UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2006

COINSTAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 – 114th Avenue SE

BELLEVUE, WA 98004

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

At our Annual Meeting of Stockholders held on June 8, 2006, the following actions were taken:

1.	Election of Directors

	For	Withheld
David W. Cole	22,520,555	1,265,668

2.	To approve amendments to the Coinstar, Inc. 1997 Amended and Restated Equity Incentive Plan to extend the term until June 8, 2016, to increase the total number of shares available for issuance by 1,000,000 shares and to increase the limit on the number of shares that can be issued as stock awards.

For	Against	Abstain	Broker Non-Votes
13,713,739	7,085,964	111,306	2,904,483

3.	To ratify the appointment of KPMG LLP as independent registered public accounting firm of Coinstar for the fiscal year ending December 31, 2006.

For	Against	Abstain	Broker Non-Votes
23,744,399	36,437	5,387	29,269

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

Date: July 13, 2006	By:	/s/ Donald R. Rench
Donald R. Rench
Vice President, General Counsel and Secretary

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